INCOME TAXES - Reconciliation of unrecognized tax benefit (Details) - USD ($) $ in Thousands	12 Months Ended
	Feb. 29, 2020	Feb. 28, 2019
INCOME TAXES
Unrecognized tax benefits if recognized, would have increased income tax expense and the Company's effective tax rate	$ 700
Unrecognized gross interest and penalties accrued	200
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Unrecognized Tax Benefits, Beginning Balance	1,570	$ 8,904
Gross decreases - prior year tax positions	(12)	(7,312)
Gross decreases - prior year tax positions due to statute lapse	(23)	(22)
Unrecognized Tax Benefits, Ending Balance	$ 1,535	$ 1,570